                                                                Exhibit 10.17


_____________________________________________________________________________





                             COMPLETEL EUROPE N.V.
                            2000 STOCK OPTION PLAN


               amended and restated, effective February 18, 2000



 _____________________________________________________________________________

INTRODUCTION

The following represents the stock option plan (the "Plan") of CompleTel Europe N.V., a company incorporated under the laws of the Netherlands, having its seat (statutaire zetel) at Amsterdam and its registered address at Kruisweg 609, 2132 NA Hoofdorp, The Netherlands, registered with the Amsterdam Chamber of Commerce under number 34108119 and its principal place of offices at Washington Plaza Immeuble Artois, 44 rue Washington, 750009 Paris CEDEX 08, France (the "Company"), as adopted on December 10, 1999.


ARTICLE 1. - Definitions

For the purposes of this Plan,

     (i) "Affiliated Company" means (a) a company in which the Company directly or indirectly owns a majority of the shares of stock or other capital interest of that company, (b) a company that directly or indirectly owns a majority of the shares of stock or other capital interest of the Company, or (c) a company in which CompleTel LLC, a limited liability company formed under the laws of the State of Delaware, United States of America, directly or indirectly owns 100% of the shares of stock or other capital interest.

     (ii) "Board of Directors" means the board of management of the Company, or such other body that serves as the Company's governing body, with ultimate authority over the management and control of the Company.

     (iii) "Employee" means any member of the board of management in their capacity as beneficiaries under the Plan and any employee of a Group Company.

     (iv)  "Group Company" means the Company or one of its Affiliated Companies.

     (v) "Option" means a right to subscribe for or purchase Shares pursuant to this Plan.

     (vi) "Option Date" means in relation to any Options, the date on which the Options are, were or are to be granted.

     (vii) "Option Term" means the period during which an Option is exercisable, which shall be established by the Board of Directors or the Company's shareholder pursuant to Article 5.5.

     (vii) "Shares" means the ordinary shares in the capital of the Company.





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ARTICLE 2. - Granting of Options

     2.1 The Company may grant Options to Employees upon the approval of the Board of Directors. No Option shall be granted to an Employee unless the Employee and the Company or Affiliated Company, as the case may be, have entered into an employment agreement that specifies the terms and conditions of the Employee's performance of services for the Company or Affiliated Company and is in full force and effect on the date the Option is granted to the Employee.

     2.2 The total number of Shares with respect to which Options may be granted pursuant to this Plan shall be 3,783,991 of three Guilder cents (NLG 0.03) each. Shares issued or issuable upon exercise of Options shall be applied to reduce the maximum number of Shares available for use under the Plan. Shares underlying expired or terminated and unexercised Options are available for reissue for grant of Options under this Plan.

     2.3 In case any of the events mentioned in Article 4.2 occurs, the Board of Directors will adjust the maximum number of Shares under Article 2.2 accordingly.

     2.4 Options granted pursuant to this Plan shall be evidenced by an Option agreement signed by the Employee to indicate his or her acceptance of its terms. The agreement shall state the Option Date, the number of Shares subject to the Option, any vesting provisions, the Option Price, and any exercise time or performance requirement or other requirements not inconsistent with the terms of this Plan imposed by the Board of Directors. Subject to the preceding sentence, the Option agreement shall be in such form as the Board of Directors shall prescribe from time to time; provided however, that the Board of Directors may determine that the grantees shall be notified of the grant of Options, with the notice specifying the terms and conditions described in this Article 2.4 and such other terms and conditions as the Company's shareholder, if required by applicable law, or the Board of Directors determines shall be applicable to an Option grant.


ARTICLE 3. - Option Terms

     The Board of Directors shall have the discretion and authority to grant Options with such terms, which may be different from the general terms set forth in this Plan, as provided in an Appendix to the Plan or as the Board of Directors determines to be necessary or appropriate in order to comply with the laws of the country in which the Employee resides or is employed or for whatever reason. The Board of Directors may delegate its authority under this Plan to a subcommittee of the Board of Directors and such other individuals as the Board of Directors may appoint to serve on the subcommittee. The power and authority delegated to the subcommittee shall be subject to such restrictions and conditions as the Board of Directors, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Board of Directors shall determine. However, if the law of the country in which the Employee resides or works requires that Options be granted by the Board of Directors, then Options granted to Employees living or working in that country shall be granted only by the Board of Directors and there shall be no delegation of authority by the Board of Directors with respect to such Options.


ARTICLE 4. - Option Price

     4.1 The price to be paid to acquire the Shares ("the Option Price") will be at least equal to the fair market price of the Shares at the date of the grant. Fair market value shall be determined (a) in




                                    CompleTel NV                 03/21/00 Page 2
accordance with Article 8.2 or (b) if such laws are applicable to this Plan and are mandatory, under the laws of the country in which the Employee to whom the Option is granted works or resides.

     4.2  If after the Option date one of the following events occurs:

          .    a split of the Shares in Shares with a lower value;
          .    a repayment of capital on the Shares;
          .    the issue of shares in the capital of the Company out of the retained earnings or the capital surplus account;
          .    a recapitalization, spinoff or other dilutive change in the
               Company's capital structure;

then the Option Price and/or the number of the Shares with respect to which Options have been granted will be adjusted if reasonably necessary, in such a way that the intrinsic value of the Options immediately after the above-mentioned occasions is equal to the intrinsic value of the Options immediately before such occasion.

   The Company will inform the Employee in writing of any adjustment of the Option Price and/or the number of the Shares with respect to which Options have been granted.


ARTICLE 5. - Exercise and Non-transferability

     5.1 Options may only be exercised by the Employee, or if the Employee shall become permanently disabled or has deceased, by the administrator of the Employee's estate or his or her heirs (hereinafter jointly and severally referred to as the "Legal Successors").

     5.2  Options may be exercised in full or in part.

     5.3 Options will be exercised via written notice from the Employee or the Legal Successors to the Company. Any such notice will state the number of Shares to be acquired pursuant to such exercise.

     5.4 An Option granted to an Employee shall not be transferable by the Employee other than by will or the laws of descent and distribution. An Option granted to an Employee shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

     5.5 At the time an Option is granted, the Board of Directors or , if required by the law of country in which the Employee works or resides, the Company's shareholder shall determine the length of the Option Term; provided however, that the Option Term must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement, if applicable, shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Board of Directors.
Each Option shall become exercisable and unconditional at such times or upon such events, as determined by the Board of Directors and as specified in the Option Agreement or in an Appendix to the Plan. An Option may be exercised only during the Option Term, except as provided in Article 7, and at such times as it has become exercisable and unconditional.



                                    CompleTel NV                 03/21/00 Page 3

ARTICLE 6. - Delivery of Shares and Related Matters

   6.1 Within seven days after the exercise of an Option, the Company will transfer the number of Shares in respect of which the Option is exercised against payment in full of the Option Price. However, the Company shall not be obligated to transfer any Shares unless the Employee has made arrangements satisfactory to the Company to satisfy all withholding requirements.

   6.2 The Employee and the Legal Successors shall not bear any transaction costs related to the obtaining Shares.

   6.3 Unless provided otherwise in the option agreement between the Company and the Employee or in an Appendix to this Plan reflecting the applicable and mandatory the laws of the jurisdiction in which the Employee works or resides, the Shares acquired pursuant to the exercise of an Option shall not be transferred or disposed of in any manner for six months from the date the Shares are acquired.

ARTICLE 7. - Consequences of Termination of Employment

   7.1 If the Employee is no longer employed by a Group Company because of retirement, early retirement, permanent disability or death, the unexercised Options (if any) will expire one year after the date of such termination, or at the end of the Option Term, whichever is earlier; it being understood that in the case of the death of an employee, the expiration shall never be earlier than 6 months after the date of death. Such unexercised Options may be exercised only to the extent that they were vested, exercisable, and unconditional on the date of termination of employment or the date of death, as applicable.

   7.2 If the Employee is dismissed by the Company because of a so-called "urgent reason" ("dringende redenen") under Dutch law or similar reason under the laws of the jurisdiction in which the Employee is employed, or because of documented and material non-performance by the Employee, then all Options shall expire immediately and without notice.

   7.3 If the Employee is no longer employed within a Group Company for a reason other than those referred to in Article 7.1 or 7.2 (or in case of a dispute, it is determined that the Company's claim on the application of Article
7.2 was not justified), any unexercised Options will expire 30 days after the termination of employment, or at the end of the Option Term, whichever is earlier. Such unexercised Options may be exercised only to the extent that they were vested, exercisable, and unconditional on the date of the termination of employment.

   7.4 For the benefit of the Employee concerned, at the time an Option is granted,the Board of Directors may decide to deviate from the provisions under
Article 7.


ARTICLE 8. - Fair Market Value of the Shares

   8.1 All sections of Article 8 will only apply if the Shares are not listed on a stock exchange.

   8.2 Unless it is required under the laws of the country in which the Employee to whom the Option is granted works or resides to determine fair market



                                    CompleTel NV                 03/21/00 Page 4
value by another method, the fair market value as referred to in this Article shall be determined by the Board of Directors according to procedures established by the Board of Directors. It is anticipated that the procedures will include the manner in which a professional advisor may be engaged by the Board of Directors in its sole discretion in order to verify the valuation and the manner in which a disagreement between an Employee and the Company regarding the fair market value will be settled, including an objective mechanism involving a professional advisor not involved in the first determination verifying whether or not the determination of the fair market value by the Board of Directors is reasonable.

   To avoid excessive administration, the fair market value under this Article 8 will be established no more frequently than once every six months using the then current valuation methodology, and the most recent prior valuation shall be deemed to be the fair market value at the relevant date. If there has been an event which in the sole discretion of the Board of Directors is likely to have a material effect on the fair market value then a new valuation may be carried out.


ARTICLE 9. - Taxes and Social Security Premiums; Withholding

   9.1 In accordance with the laws of the jurisdiction in which the Employee works or resides, the Company or any Affiliated Company shall be entitled to withhold, and the Employee shall be obliged to pay, the amount of any tax, social security contributions, or any other charges attributable to or payable in connection with the grant, vesting or exercise of any Option.

   9.2 The Board of Directors may establish appropriate procedures to provide for any such payment and to ensure that the Company or the Affiliated Company receives advice concerning the occurrence of any event that may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or social security contributions or which may make available to the Company or such Affiliated Company any tax deduction resulting from the occurrence of such an event.

   9.3 The Company or any Affiliated Company may, by notice to the Employee and subject to such rules as the Board of Directors may adopt, require that the Employee pay at the time of exercise of any Option an amount estimated by the Company or any Affiliated Company to cover all or a portion of the tax and/or employee's social security or other contributions payable in connection with the grant, vesting or exercise of any Option. Alternatively, the Company or any Affiliated Company may deduct from salary or other sums payable to the Employee at any time after the exercise of an Option such amounts as may be necessary to cover tax and/or employee's social security or other contributions payable in connection with the grant, vesting or exercise of the Option to the extent that such deductions are permitted under applicable law.

   9.4 Any tax or social security or other contributions payable by the Employee or his Legal Successors with respect to the granting, maintaining or the exercising of the Options or the sale of the Shares is for the account of the Employee or his Legal Successors, respectively.

   9.5 If (part of) the Options are not exercised, any tax and/or social security premiums paid will not be refunded or compensated by the Company.

   9.6 The Company's obligation to transfer any Shares upon exercise of an Option are subject to the Employee's satisfaction of all withholding obligations attributable to the grant, vesting, or exercise of any Option.


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

ARTICLE 10. - Merger and Take-over

   10.1 In case of change of control (or ownership) of 50 percent or more of the Shares of the Company or merger of the Company with another enterprise to which the Shares in the Company have to be surrendered in exchange for the issue of other shares or in case of 50 percent or more of the Shares in the Company are taken over (collectively, a "Change of Control"), the Company may make provision for such disposition or adjustment of the Options as the Board of Directors determines, in its sole discretion, to be equitable.

   Furthermore, should an Employee be dismissed after a Change of Control, other than for "urgent reasons" ("dringende redenen"), Article 7.3 shall not be applicable to such Employee for any Options still held by such Employee, it also being understood that the Employee concerned shall have a one year period from the effective date of termination of the employment (or the end of the Option Term, whichever comes earlier) to exercise the Options concerned.

   10.2 In the case of a merger or other reorganization in which the Company is not the surviving entity, the Board of Directors may require holders of Options to exchange their Options for new options under the new merged entity's stock option plan, provided always that such new options will be at least equivalent in value to the Options, or may provide for such other adjustment to the Options that the Board of Directors, in its sole discretion, deems equitable.

   10.3 In the case of any event described in section 10.1 or section 10.2, the Board of Directors may, in its sole discretion, cause any or all outstanding Options to become fully vested at the time or times designated by the Board of Directors.


ARTICLE 11. - Employment

   Neither the grant of the Options nor this Plan itself or any provision therein shall be interpreted as an obligation of the Company or an Affiliated Company to employ the Employee for a certain period of time or to guarantee him a certain salary or position.


ARTICLE 12. - Insider Trading Rules

   By accepting the Options, the Employee agrees to adhere to the insider trading rules to be issued by the Company.


ARTICLE 13. - Notices

   13.1 Notices pursuant to this Plan to be submitted by the Company to the Employee, shall be deemed to be addressed correctly if they have been sent to the address of the Employee as known by the personnel department of the Group Company concerned.

   13.2 Notices pursuant to this Plan to be submitted by the Employee to the Company, shall be deemed to be addressed correctly if they have been sent to the address of the Company as known with


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

the Chamber of Commerce in Amsterdam, with a copy to the Controller of the Company at Washington Plaza Immeuble Artois, 44 rue Washington, 750009 Paris CEDEX 08, France.


ARTICLE 14. - Amendment and Termination

   The Board of Directors may at any time terminate, and at any time and from time to time may amend or modify, the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, theretofore granted under the Plan, without the consent of the Employee holding such Options.

ARTICLE 15. - Choice of Law and Jurisdiction

   This Plan will be governed by Netherlands law. All disputes arising in connection with this Plan, except for disputes arising under article 8.2, shall be brought before the competent court in the district of Amsterdam.


                                    CompleTel NV                 03/21/00 Page 7
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                                  APPENDIX A

         Grants to Employees Resident in France (French Option Grants)
         -------------------------------------------------------------


Options granted to Employees who are resident in France shall be granted under the rules in this Appendix

Such Options shall be designated "French Options" in the applicable Option Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

Option Price:

Article 4 shall be amended by the insertion of the following:

     "If the shares are listed on a stock exchange, fair market value shall be equal to or higher than the highest of the two following limits: (i) 80% of the average quotation price for the last 20 days of the stock market trading preceding the day the Option is granted or (ii) 80% of the average purchase price of the shares that are held by the Company in view of the attribution to the beneficiaries of the Option. If the shares are not listed on a stock exchange, the fair market value shall be calculated on the basis of the guidelines set by the Company's shareholder, based on the report of the statutory auditors."

Article 4.2 of the Plan shall be deleted and replaced by the following:

     "If after the Option date one of the following events occurs:

         .   a reduction of share capital necessary under French law when the company's equity is reduced to less than half the share capital;
         .   a capital increase by capitalization of retained earnings, profits, or issue premium;
         .   a capital increase in cash;
         .   a free distribution of shares and/or retained earnings, either in cash or in securities;
         .   the issue of convertible bonds or exchangeable bonds, or bonds with subscription rights attached;
         .   the issue of preferred shares without voting rights;
         .   the Company is listed on a regulated market and has purchased its own Shares at a purchase price that is higher than the list price of the Shares;


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

     then the Option Price will be adjusted in compliance with French law and regulations; moreover, in order to permit the Employee to invest, at the time of the exercise of the Options, an amount that is equal to the amount that was contemplated at the time when he accepted the Option, the number of Shares with respect to which the Option has been granted will be adjusted in a manner whereby the total amount of the purchase by the Employee of such Shares will remain the same."

Granting of Options:

Article 2 of the Plan shall be amended by the insertion of the following:

     "Options may be granted only to Employees under this Appendix provided, however, that directors who are also Employees of the Company or Affiliated Company may be granted Options."

Option Term:

Article 5.5 of the Plan shall be amended by the insertion of the following:

     "An Option may be exercised for a period of ten years after the date it is granted, to the extent the Option has become unconditional and exercisable."

Restriction on Sale:

Article 6.3 of the Plan shall be amended by the insertion of the following:

     "The Shares acquired pursuant to the exercise of an Option shall not be transferred or disposed of in any manner prior to the fifth (5th ) anniversary following the allocation of Options."

Vesting and Exercisability:

An Option shall not be vested or exercisable for two years after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the third anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the following schedule:

               ----------------------------------------------------
               Anniversary of              Percentage of Shares
               Date of Grant               Becoming Vested and
                                           Exercisable on Each Date
               ----------------------------------------------------
               First                       0%
               ----------------------------------------------------
               Second                      0%
               ----------------------------------------------------
               Third                       60%
               ----------------------------------------------------
               Fourth                      20%
               ----------------------------------------------------
               Fifth                       20%
               ----------------------------------------------------





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An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.



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

                                  APPENDIX B

       Grants to Employees Resident in the United Kingdom (U.K. Options)
       -----------------------------------------------------------------


NOTE: This Appendix applies to grants under an "approved" plan. Until the shares are listed, the plan cannot be an "approved " plan. Provided however, that the rules under "Vesting and Exercisability" at the end of this Appendix shall apply to Options granted before the Plan is an "approved" plan.

When the plan is an "approved" plan, Options granted to Employees who are resident in the United Kingdom shall be granted under the rules in this Appendix. Provided however, that the rules under "Vesting and Exercisability" at the end of this Appendix shall apply to Options granted before the Plan is an "approved" plan.

Such Options shall be designated "U.K. Options" in the applicable Option Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

Option Price:

Article 4 shall be amended by the insertion of the following:

     "An Employee shall not be granted an Option that would cause the fair market value of the Shares subject to the Option to exceed the amount permitted under paragraph 28(1) of Schedule to the United Kingdom Income and Corporation Taxes Act 1988 (currently (Pounds)30,000). When determining whether this amount has been reached, the market value of Shares subject to the Option that is to be granted to the Employee shall be included as well as the market value of Shares that the Employee may acquire upon exercising Options under the Plan or any other Inland Revenue approved scheme established by the Company or by any Affiliated Company."

Article 4 shall be amended by the insertion of the following:

     "The Board of Directors shall obtain the approval of the Inland Revenue before making any adjustment under Article 4.2."

Exercise of Option:

Article 5.5 shall be amended by the insertion of the following:

     "Each Option shall become exercisable and unconditional three years following the date of grant."

To the extent that this Appendix B provides otherwise with respect to vesting and exercisability of the Option, the provisions of this Appendix B shall control.


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

Amendment and Termination:

Article 14 shall be amended by the insertion of the following:

"If the Inland Revenue approved status of the Plan is to be maintained, no amendment or alteration of the Plan made after it has been approved under the provisions of Parts I, II and IV of Schedule 9 to the United Kingdom Income and Corporations Act of 1988 will have effect until such amendment has been approved by the Inland Revenue if such amendment or alteration requires the approval of the Inland Revenue.

Vesting and Exercisability:

An Option shall not be vested or exercisable for one year after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the first anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the following schedule:


              ------------------------------------------------------
              Anniversary of                Percentage of Shares
              Date of Grant                 Becoming Vested and
                                            Exercisable on Each Date
              ------------------------------------------------------
              First                         25%
              ------------------------------------------------------
              Second                        25%
              ------------------------------------------------------
              Third                         25%
              ------------------------------------------------------
              Fourth                        25%
              ------------------------------------------------------

An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.


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

                                  APPENDIX C

           Grants to Employees Resident in Germany (German Options)
           --------------------------------------------------------


Options granted to Employees who are resident in Germany shall be granted under the rules in this Appendix.

Such Options shall be designated "German Options" in the applicable Option Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

Delivery of Shares:

Article 6.3 shall be amended by the addition of the following:

Shares acquired pursuant to the exercise of a German Option shall not be transferred or disposed of in any manner for twelve months from the date the Shares are acquired.

Vesting and Exercisability:

An Option shall not be vested or exercisable for one year after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the first anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the following schedule:

               -----------------------------------------------------
               Anniversary of               Percentage of Shares
               Date of Grant                Becoming Vested and
                                            Exercisable on Each Date
               -----------------------------------------------------
               First                        25%
               -----------------------------------------------------
               Second                       25%
               -----------------------------------------------------
               Third                        25%
               -----------------------------------------------------
               Fourth                       25%
               -----------------------------------------------------

An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.


                                    CompleTel NV                03/21/00 Page 13

                                  APPENDIX D

        Grants to Employees Resident in the United States (US Options)
        --------------------------------------------------------------


Options granted to Employees who are resident in the United States shall be granted under the rules in this Appendix.

Such Options shall be designated "US Options" in the applicable Option
Agreement.

Except as set forth in this Appendix, Options granted under this Appendix shall be deemed to have been granted under the Plan as if the same had been incorporated into this Appendix.

The following provisions shall apply in addition to or in substitution for, as the case may be, the provisions contained in the body of the Plan.

Vesting and Exercisability:

An Option shall not be vested or exercisable for one year after the date of grant (allocation) of the Option. The Option shall become vested and exercisable beginning on the first anniversary of the date of grant (allocation) if the Employee is employed on each vesting date and has been employed continuously by a Group Company since the date of grant (allocation), according to the schedule determined by the Board of Management at the time the Option is granted. An Option shall not be vested and exercisable as to any shares as to which the vesting requirement specified above has not been satisfied, regardless of the circumstances under which the Employee's employment shall be terminated. Except as provided in Article 7 of the Plan, the number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become vested and exercisable as to any shares, it shall continue to be exercisable and exercisable as to such shares, until expiration or termination of the Option. If at any time the number of shares that are vested and exercisable includes a fractional share, the number of shares as to which the Option shall actually be vested and exercisable shall be rounded down to the next whole share.


                                    CompleTel NV                03/21/00 Page 14